                                                                                                                                                      Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 14, 2007 (the “Agreement”) is entered into among Gevity HR, Inc., a Florida corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of August 30, 2006 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments.

(a)        The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means June 14, 2007.

(b)        The last sentence of the definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

After giving effect to the Borrower’s election to increase the Aggregate Revolving Commitments pursuant to Section 2.01(c) on the Second Amendment Effective Date, the amount of the Aggregate Revolving Commitments on the Second Amendment Effective Date is ONE HUNDRED MILLION DOLLARS ($100,000,000).

(c)        The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless the subject of a good faith dispute or subsequently cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or subsequently cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

(d)                 The definition of “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Required Lenders” means:

(a)              until such time as there are three or more Lenders hereunder, Lenders holding in the aggregate more than seventy-five percent (75%) (i) the unfunded Commitments and the outstanding Loans, L/C Obligations and participations therein or (ii) if the Commitments have been terminated, the outstanding Loans, L/C Obligations and participations therein; and

(b)              at such time as there are three or more Lenders hereunder, at least two Lenders holding in the aggregate at least sixty-six and two-thirds percent (66-2/3%) of (i) the unfunded Commitments and the outstanding Loans, L/C Obligations and participations therein or (ii) if the Commitments have been terminated, the outstanding Loans, L/C Obligations and participations therein.

The unfunded Commitments of, and the outstanding Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

2.   Conditions Precedent. This Agreement shall be effective immediately upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of each of the following:

(a)                 counterparts of this Agreement duly executed by each of the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent;

(b)                 a duly executed copy of a new commitment agreement in form and substance reasonably satisfactory to the Agent;

(c)                 favorable opinions of general counsel of the Loan Parties and legal counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, dated as of the Second Amendment Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent; and

(d)                 a certificate of each Loan Party dated as of the Second Amendment Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the increase in the Aggregate Revolving Commitments, and (B) certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of Section 2.01(c) of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (2) no Default or Event of Default exists.

3.	Miscellaneous.

(a)                 The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)              Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)	The Borrower and the Guarantors hereby represent and warrant as follows:

(i)                Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)               This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)              No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)                 The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)                 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GEVITY HR, INC.,
a Florida corporation

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

GUARANTORS:	GEVITY HR, L.P.,
a Delaware limited partnership

GEVITY HR II, L.P.,

a Delaware limited partnership

GEVITY HR III, L.P.,

a Delaware limited partnership

GEVITY HR IV, L.P.,

a Delaware limited partnership

GEVITY HR V, L.P.,

a Delaware limited partnership

GEVITY HR VI, L.P.,

a Delaware limited partnership

GEVITY HR VII, L.P.,

a Delaware limited partnership

GEVITY HR VIII, L.P.,

a Delaware limited partnership

GEVITY HR IX, L.P.,

a Delaware limited partnership
GEVITY HR X, L.P.,
a Delaware limited partnership

By:	Staff Leasing, LLC its General Partner

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

GEVITY HR XI, LLC,

a New Mexico limited liability company

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

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GEVITY HR XII Corp.,

a Florida corporation

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

GEVITY XIV, LLC,

a Delaware limited liability company

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

STAFF LEASING, LLC,

a Delaware limited liability company

By: /s/	Erik Vonk
Name:	Erik Vonk
Title:	Chairman & CEO

GEVITY INSURANCE AGENCY, INC.,

a Delaware corporation

By: /s/ Edwin E. Hightower, Jr.
Name:	Edwin E. Hightower, Jr.
Title:	Secretary

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ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Cameron S. Cardozo
Name:	Cameron S. Cardozo
Title:	Senior Vice President

LENDER:	BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By: /s/ Cameron S. Cardozo
Name:	Cameron S. Cardozo
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Darryl J. Weaver
Name:	Darryl J. Weaver
Title:	Senior Vice President

CHAR1\995754v3